Exhibit 99.1

For immediate release	For More Information:
J. Bruce Hildebrand, Executive Vice President
325.627.7155

FIRST FINANCIAL BANKSHARES ANNOUNCES

SECOND QUARTER 2019 EARNINGS RESULTS

ABILENE, Texas, July 18, 2019 – First Financial Bankshares, Inc. (NASDAQ: FFIN) today reported earnings for the second quarter of 2019 of $42.09 million, up $4.46 million when compared with earnings of $37.63 million in the same quarter last year. Basic earnings per share were $0.31 for the second quarter of 2019 compared with $0.28 in the same quarter a year ago.

On April 23, 2019, the Company’s Board of Directors declared a two-for-one stock split in the form of a 100 percent stock dividend, which was effective June 3, 2019. All share and per share amounts in this earnings release have been restated to reflect this stock split.

Net interest income for the second quarter of 2019 was $71.62 million compared with $67.61 million in the same quarter of 2018. The net interest margin, on a taxable equivalent basis, was 3.98 percent in the second quarter of 2019 compared to 4.00 percent in the first quarter of 2019 and 3.92 percent in the second quarter of 2018. Included in interest income for the second quarter of 2019 was $402 thousand, or two basis points in net interest margin, related to discount accretion from fair value accounting related to the Kingwood and Orange acquisitions.

The provision for loan losses was $600 thousand in the second quarter of 2019 compared with $965 thousand in the first quarter of 2019 and $1.11 million in the second quarter of 2018. Nonperforming assets as a percentage of loans and foreclosed assets totaled 0.69 percent at June 30, 2019, compared with 0.74 percent at March 31, 2019, and 0.73 percent at June 30, 2018. Classified loans totaled $126.04 million at June 30, 2019, compared to $118.43 million at March 31, 2019, and $113.73 million at June 30, 2018.

Noninterest income increased 9.76 percent in the second quarter of 2019 to $27.98 million compared with $25.49 million in the same quarter a year ago. Trust fees were $7.03 million in the second quarter of 2019 compared with $7.07 million in the same quarter last year. The fair value of Trust assets managed increased to $6.19 billion from $5.40 billion a year ago; however, the income from this growth was offset by lower mineral fees. ATM, interchange and credit card fees increased 4.42 percent to $7.35 million compared with $7.04 million in the same quarter last year due to continued growth in debit cards. Real estate mortgage fees increased 19.49 percent in the second quarter of 2019 to $4.72 million compared with $3.95 million in the same quarter a year ago.

Noninterest expense for the second quarter of 2019 totaled $48.30 million compared to $47.14 million in the second quarter of 2018. The Company’s efficiency ratio in the second quarter of 2019 was 47.71 percent compared with 49.42 percent in the same quarter last year. The increase in noninterest expense in the second quarter of 2019 was primarily a result of an increase in salary and employee benefit costs to $27.39 million compared to $26.86 million in the same quarter a year ago, primarily driven by annual merit-based pay increases and rising medical insurance costs.

For the first half of 2019, net income increased to $80.34 million from $72.15 million for the same period a year ago. Basic earnings per share rose to $0.59 in the first half of 2019 from $0.53 in the same period of 2018. Net interest income increased to $141.13 million in the first half of 2019 from $133.06 million in the same period a year ago. The provision for loan losses totaled $1.57 million compared with $2.42 million in the first half of the previous year. Noninterest income was $52.41 million in the first half of 2019 compared with $49.91 million in the same period of 2018. Noninterest expense rose to $95.67 million in the first half of 2019 compared with $94.94 million during the same period last year.

As of June 30, 2019, consolidated assets for the Company totaled $7.98 billion compared to $7.95 billion at March 31, 2019, and $7.69 billion at June 30, 2018. Loans totaled $4.06 billion at June 30, 2019, compared with loans of $4.00 billion at March 31, 2019, and $3.86 billion at June 30, 2018. Deposits totaled $6.37 billion at June 30, 2019, compared to $6.35 billion at March 31, 2019, and $6.21 billion at June 30, 2018. Shareholders’ equity rose to $1.16 billion as of June 30, 2019, compared with $1.11 billion at March 31, 2019, and $985.63 million at June 30, 2018.

“We are pleased to report increased earnings and steady organic loan growth this quarter,” said F. Scott Dueser, Chairman, President and CEO. “In the second half of the year, we will continue to pursue opportunities for acquisitions and focus on growing loans and deposits, cutting costs and increasing our bottom line.”

About First Financial Bankshares:

Headquartered in Abilene, Texas, First Financial Bankshares, Inc. is a financial holding company that through its subsidiary, First Financial Bank, N.A., operates multiple banking regions with 73 locations in Texas, including Abilene, Acton, Albany, Aledo, Alvarado, Beaumont, Boyd, Bridgeport, Brock, Burleson, Cisco, Cleburne, Clyde, Conroe, Cut and Shoot, Decatur, Eastland, El Campo, Fort Worth, Fulshear, Glen Rose, Granbury, Grapevine, Hereford, Huntsville, Keller, Kingwood, Magnolia, Mauriceville, Merkel, Midlothian, Mineral Wells, Montgomery, Moran, New Waverly, Newton, Odessa, Orange, Palacios, Port Arthur, Ranger, Rising Star, Roby, San Angelo, Southlake, Spring, Stephenville, Sweetwater, Tomball, Trent, Trophy Club, Vidor, Waxahachie, Weatherford, Willis, and Willow Park. The Company also operates First Financial Trust & Asset Management Company, N.A., with eight locations and First Technology Services, Inc., a technology operating company.

The Company is listed on The NASDAQ Global Select Market under the trading symbol FFIN. For more information about First Financial Bankshares, please visit our website at http://www.ffin.com.

*****

Certain statements contained herein may be considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These statements are based upon the belief of the Company’s management, as well as assumptions made beyond information currently available to the Company’s management, and may be, but not necessarily are, identified by such words as “expect”, “plan”, “anticipate”, “target”, “forecast” and “goal”. Because such “forward-looking statements” are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from the Company’s expectations include competition from other financial institutions and financial holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses, and similar variables. Other key risks are described in the Company’s reports filed with the Securities and Exchange Commission, which may be obtained under “Investor Relations-Documents/Filings” on the Company’s Web site or by writing or calling the Company at 325.627.7155. Except as otherwise stated in this news announcement, the Company does not undertake any obligation to update publicly or revise any forward-looking statements because of new information, future events or otherwise.

FIRST FINANCIAL BANKSHARES, INC.

CONSOLIDATED FINANCIAL SUMMARY (UNAUDITED)

(In thousands, except share and per share data)

	As of
	2019		2018
ASSETS	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
Cash and due from banks	$178,345	$176,278	$207,835	$164,998	$178,217
Interest-bearing deposits in banks	128,652	197,758	40,812	34,511	99,499
Interest-bearing time deposits in banks	960	1,458	1,458	1,458	1,458
Fed funds sold	700	12,825	—	—	8,450
Investment securities	3,259,492	3,212,812	3,158,777	3,144,367	3,197,567
Loans	4,063,257	4,003,606	3,975,308	3,885,536	3,855,769
Allowance for loan losses	(51,820)	(51,585)	(51,202)	(50,871)	(49,951)

Net loans	4,011,437	3,952,021	3,924,106	3,834,665	3,805,818
Premises and equipment	134,322	135,321	133,421	130,815	130,366
Goodwill	171,565	171,565	171,565	171,565	171,565
Other intangible assets	2,586	2,850	3,118	3,342	3,620
Other assets	91,234	83,007	90,762	85,510	88,910

Total assets	$7,979,293	$7,945,895	$7,731,854	$7,571,231	$7,685,470

LIABILITIES AND SHAREHOLDERS’ EQUITY
Noninterest-bearing deposits	$2,167,552	$2,165,745	$2,116,107	$2,146,984	$2,105,953
Interest-bearing deposits	4,202,214	4,184,996	4,064,282	3,998,298	4,104,654

Total deposits	6,369,766	6,350,741	6,180,389	6,145,282	6,210,607
Borrowings	362,005	382,711	468,706	380,760	456,935
Other liabilities	82,774	104,921	29,464	49,450	32,300
Shareholders’ equity	1,164,748	1,107,522	1,053,295	995,739	985,628

Total liabilities and shareholders’ equity	$7,979,293	$7,945,895	$7,731,854	$7,571,231	$7,685,470

	Quarter Ended
	2019		2018
INCOME STATEMENTS	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
Interest income	$79,576	$76,901	$76,481	$74,049	$72,078
Interest expense	7,961	7,387	6,207	4,623	4,467

Net interest income	71,615	69,514	70,274	69,426	67,611
Provision for loan losses	600	965	1,800	1,450	1,105

Net interest income after provision for loan losses	71,015	68,549	68,474	67,976	66,506
Noninterest income	27,976	24,437	24,797	27,055	25,488
Noninterest expense	48,304	47,367	48,235	47,506	47,144

Net income before income taxes	50,687	45,619	45,036	47,525	44,850
Income tax expense	8,594	7,367	6,599	7,475	7,217

Net income	$42,093	$38,252	$38,437	$40,050	$37,633

PER COMMON SHARE DATA
Net income – basic	$0.31	$0.28	$0.28	$0.30	$0.28
Net income – diluted	0.31	0.28	0.28	0.29	0.28
Cash dividends declared	0.12	0.11	0.11	0.11	0.11
Book Value	8.58	8.16	7.77	7.35	7.28
Market Value	$30.79	$28.89	$28.85	$29.55	$25.45
Shares outstanding – end of period	135,809,224	135,680,420	135,506,266	135,387,172	135,339,316
Average outstanding shares – basic	135,650,599	135,494,254	135,352,408	135,270,116	135,194,550
Average outstanding shares – diluted	136,218,235	136,286,862	136,191,224	136,107,448	135,848,336

PERFORMANCE RATIOS
Return on average assets	2.14%	2.00%	2.00%	2.10%	1.98%
Return on average equity	15.04	14.51	15.18	16.00	15.53
Return on average tangible equity	17.81	17.34	18.38	19.42	18.94
Net interest margin (tax equivalent)	3.98	4.00	4.02	4.01	3.92
Efficiency ratio	47.71	49.46	49.69	48.12	49.42

	Six Months Ended June 30,
INCOME STATEMENTS	2019	2018
Interest income	$156,477	$141,160
Interest expense	15,348	8,100

Net interest income	141,129	133,060
Provision for loan losses	1,565	2,415

Net interest income after provision for loan losses	139,564	130,645
Noninterest income	52,413	49,912
Noninterest expense	95,673	94,943

Net income before income taxes	96,304	85,614
Income tax expense	15,959	13,462

Net income	$80,345	$72,152

PER COMMON SHARE DATA
Net income – basic	$0.59	$0.53
Net income – diluted	0.59	0.53
Cash dividends declared	0.23	0.20
Book Value	8.58	7.28
Market Value	$30.79	$25.45
Shares outstanding – end of period	135,809,224	135,339,316
Average outstanding shares – basic	135,572,859	135,124,672
Average outstanding shares – diluted	136,195,811	135,735,930

PERFORMANCE RATIOS
Return on average assets	2.08%	1.91%
Return on average equity	14.78	15.14
Return on average tangible equity	17.58	18.39
Net interest margin (tax equivalent)	3.99	3.90
Efficiency ratio	48.56	50.57

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Quarter Ended
	2019		2018
ALLOWANCE FOR LOAN LOSSES	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
Balance at beginning of period	$51,585	$51,202	$50,871	$49,951	$49,499
Loans charged off	(1,061)	(1,464)	(2,081)	(945)	(949)
Loan recoveries	696	882	612	415	296

Net recoveries (charge-offs)	(365)	(582)	(1,469)	(530)	(653)
Provision for loan losses	600	965	1,800	1,450	1,105

Balance at end of period	$51,820	$51,585	$51,202	$50,871	$49,951

Allowance for loan losses / period-end loans	1.28%	1.29%	1.29%	1.31%	1.30%
Allowance for loan losses / nonperforming loans	190.66	177.41	176.22	194.25	182.31
Net charge-offs / average loans (annualized)	0.04	0.06	0.15	0.05	0.07

SUMMARY OF LOAN CLASSIFICATION
Special Mention	$51,490	$45,275	$50,379	$36,450	$34,557
Substandard	74,550	73,158	75,919	81,073	79,170
Doubtful	—	—	—	—	—

Total classified loans	$126,040	$118,433	$126,298	$117,523	$113,727

NONPERFORMING ASSETS
Nonaccrual loans	$26,408	$28,508	$27,534	$25,587	$26,685
Accruing troubled debt restructured loans	471	472	513	513	514
Accruing loans 90 days past due	300	97	1,008	88	200

Total nonperforming loans	27,179	29,077	29,055	26,188	27,399
Foreclosed assets	681	647	577	671	705

Total nonperforming assets	$27,860	$29,724	$29,632	$26,859	$28,104

As a % of loans and foreclosed assets	0.69%	0.74%	0.75%	0.69%	0.73%
As a % of end of period total assets	0.35	0.37	0.38	0.35	0.37

OIL AND GAS PORTFOLIO INFORMATION
Oil and gas loans	$107,097	$107,335	$113,536	$112,039	$103,381
Oil and gas loans as a % of total loans	2.64%	2.68%	2.86%	2.88%	2.68%
Classified oil and gas loans	3,438	4,255	3,894	4,861	5,001
Nonaccrual oil and gas loans	621	669	1,048	1,825	1,629
Net charge-offs for oil and gas loans	—	—	—	—	—
Allowance for oil and gas loans as a % of oil and gas loans	2.95%	3.22%	3.23%	3.28%	3.48%

CAPITAL RATIOS
Common equity Tier 1 capital ratio	20.04%	19.86%	19.47%	19.19%	18.68%
Tier 1 capital ratio	20.04	19.86	19.47	19.19	18.68
Total capital ratio	21.16	21.00	20.61	20.34	19.81
Tier 1 leverage	12.29	12.08	11.85	11.57	11.14
Equity to assets	14.60	13.94	13.62	13.15	12.82

	Quarter Ended
	2019		2018
NONINTEREST INCOME	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
Trust fees	$7,027	$6,979	$6,915	$7,291	$7,070
Service charges on deposits	5,374	5,176	5,713	5,690	5,375
ATM, interchange and credit card fees	7,352	6,840	6,962	7,533	7,041
Real estate mortgage fees	4,721	3,474	3,439	4,834	3,951
Net gain on sale of available-for-sale securities	676	—	8	58	67
Net gain (loss) on sale of foreclosed assets	53	69	(85)	84	19
Net gain (loss) on sale of assets	6	—	5	(61)	—
Interest on loan recoveries	903	338	332	199	289
Other noninterest income	1,864	1,561	1,508	1,427	1,676

Total noninterest income	$27,976	$24,437	$24,797	$27,055	$25,488

NONINTEREST EXPENSE
Salaries and employee benefits, excluding profit sharing	$25,510	$25,033	$23,908	$24,693	$24,545
Loss from partial settlement of pension plan	—	900	1,546	—	—
Profit sharing expense	1,884	1,491	1,839	1,684	2,317
Net occupancy expense	2,779	2,763	2,583	2,900	2,806
Equipment expense	2,827	3,127	3,403	3,482	3,440
FDIC insurance premiums	538	538	565	570	632
ATM, interchange and credit card expenses	2,427	2,383	2,589	2,344	2,205
Legal, tax and professional fees	2,302	2,154	2,609	2,417	2,308
Audit fees	455	417	291	382	439
Printing, stationery and supplies	502	366	513	387	612
Amortization of intangible assets	264	269	223	279	384
Advertising and public relations	1,630	1,648	1,805	1,709	1,576
Operational and other losses	480	266	337	981	305
Software amortization and expense	1,287	923	755	540	479
Other noninterest expense	5,419	5,089	5,269	5,138	5,096

Total noninterest expense	$48,304	$47,367	$48,235	$47,506	$47,144

TAX EQUIVALENT YIELD ADJUSTMENT	$1,664	$1,819	$1,996	$2,242	$2,289

	Six Months Ended June 30,
NONINTEREST INCOME	2019	2018
Trust fees	$14,006	$13,975
Service charges on deposits	10,550	10,259
ATM, interchange and credit card fees	14,192	14,037
Real estate mortgage fees	8,195	6,884
Net gain (loss) on sale of available-for-sale securities	676	1,288
Net gain (loss) on sale of foreclosed assets	122	118
Net gain (loss) on sale of assets	6	(91)
Interest on loan recoveries	1,241	408
Other noninterest income	3,425	3,034

Total noninterest income	$52,413	$49,912

NONINTEREST EXPENSE
Salaries and employee benefits, excluding profit sharing	$50,543	$49,539
Loss from partial settlement of pension plan	900	—
Profit sharing expense	3,375	3,526
Net occupancy expense	5,542	5,689
Equipment expense	5,954	6,957
FDIC insurance premiums	1,076	1,199
ATM, interchange and credit card expenses	4,810	4,348
Legal, tax and professional fees	4,457	5,115
Audit fees	872	851
Printing, stationery and supplies	868	1,098
Amortization of intangible assets	532	771
Advertising and public relations	3,278	3,151
Operational and other losses	746	871
Software amortization and expense	2,210	1,003
Other noninterest expense	10,510	10,825

Total noninterest expense	$95,673	$94,943

TAX EQUIVALENT YIELD ADJUSTMENT	$3,484	$4,755

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Three Months Ended June 30, 2019			Three Months Ended Mar. 31, 2019
	Average Balance	Tax Equivalent Interest	Yield / Rate	Average Balance	Tax Equivalent Interest	Yield / Rate
Interest-earning assets:
Fed funds sold	$5,436	$39	2.88%	$4,894	$34	2.79%
Interest-bearing deposits in nonaffiliated banks	107,381	628	2.35	100,258	585	2.36
Taxable securities	2,063,497	13,925	2.70	1,924,863	13,289	2.76
Tax exempt securities	1,169,889	10,615	3.63	1,226,457	11,279	3.68
Loans	4,043,055	56,033	5.56	3,973,108	53,534	5.46

Total interest-earning assets	7,389,258	$81,240	4.41%	7,229,580	$78,721	4.42%
Noninterest-earning assets	487,931			508,368

Total assets	$7,877,189			$7,737,948

Interest-bearing liabilities:
Deposits	$4,196,123	$7,286	0.70%	$4,144,091	$6,662	0.65%
Fed funds purchased and other borrowings	378,389	675	0.72	408,641	726	0.72

Total interest-bearing liabilities	4,574,512	$7,961	0.70%	4,552,732	$7,388	0.66%
Noninterest-bearing liabilities	2,180,361			2,116,080
Shareholders’ equity	1,122,316			1,069,136

Total liabilities and shareholders’ equity	$7,877,189			$7,737,948

Net interest income and margin (tax equivalent)		$73,279	3.98%		$71,333	4.00%

	Three Months Ended Dec. 31, 2018			Three Months Ended Sept. 30, 2018
	Average Balance	Tax Equivalent Interest	Yield / Rate	Average Balance	Tax Equivalent Interest	Yield / Rate
Interest-earning assets:
Fed funds sold	$1,620	$10	2.54%	$3,377	$19	2.29%
Interest-bearing deposits in nonaffiliated banks	41,511	240	2.30	88,118	450	2.03
Taxable securities	1,957,638	13,384	2.73	1,943,125	12,594	2.59
Tax exempt securities	1,206,728	11,482	3.81	1,213,212	11,459	3.78
Loans	3,918,360	53,361	5.40	3,845,836	51,769	5.34

Total interest-earning assets	7,125,857	$78,477	4.37%	7,093,668	$76,291	4.27%
Noninterest-earning assets	493,244			490,155

Total assets	$7,619,101			$7,583,823

Interest-bearing liabilities:
Deposits	$3,961,582	$5,092	0.51%	$4,035,174	$4,329	0.43%
Fed funds purchased and other borrowings	484,054	1,115	0.91	399,026	294	0.29

Total interest-bearing liabilities	4,445,636	$6,207	0.55%	4,434,200	$4,623	0.41%
Noninterest-bearing liabilities	2,169,069			2,156,258
Shareholders’ equity	1,004,396			993,365

Total liabilities and shareholders’ equity	$7,619,101			$7,583,823

Net interest income and margin (tax equivalent)		$72,270	4.02%		$71,668	4.01%

	Three Months Ended June 30, 2018
	Average Balance	Tax Equivalent Interest	Yield / Rate
Interest-earning assets:
Fed funds sold	$2,228	$13	2.32%
Interest-bearing deposits in nonaffiliated banks	59,373	258	1.74
Taxable securities	2,007,949	12,719	2.53
Tax exempt securities	1,281,757	12,001	3.75
Loans	3,797,341	49,376	5.22

Total interest-earning assets	7,148,648	$74,367	4.17%
Noninterest-earning assets	486,837

Total assets	$7,635,485

Interest-bearing liabilities:
Deposits	$4,076,522	$4,005	0.39%
Fed funds purchased and other borrowings	434,239	462	0.43

Total interest-bearing liabilities	4,510,761	$4,467	0.40%
Noninterest-bearing liabilities	2,152,451
Shareholders’ equity	972,273

Total liabilities and shareholders’ equity	$7,635,485

Net interest income and margin (tax equivalent)		$69,900	3.92%

	Six Months Ended June 30, 2019			Six Months Ended June 30, 2018
	Average Balance	Tax Equivalent Interest	Yield / Rate	Average Balance	Tax Equivalent Interest	Yield / Rate
Interest-earning assets:
Fed funds sold	$5,166	$73	2.84%	$4,210	$40	1.92%
Interest-bearing deposits in nonaffiliated banks	103,839	1,213	2.35	109,607	871	1.60
Taxable securities	1,994,563	27,213	2.73	1,917,671	24,073	2.51
Tax exempt securities	1,198,016	21,893	3.65	1,316,801	24,560	3.73
Loans	4,008,275	109,569	5.51	3,773,085	96,371	5.15

Total interest-earning assets	7,309,859	$159,961	4.41%	7,121,374	$145,915	4.13%
Noninterest-earning assets	498,094			489,356

Total assets	$7,807,953			$7,610,730

Interest-bearing liabilities:
Deposits	$4,170,250	$13,947	0.67%	$4,107,750	$7,524	0.37%
Fed funds purchased and other short term borrowings	393,432	1,401	0.72	396,039	576	0.29

Total interest-bearing liabilities	4,563,682	$15,348	0.68%	4,503,789	$8,100	0.36%
Noninterest-bearing liabilities	2,148,398			2,145,719
Shareholders’ equity	1,095,873			961,222

Total liabilities and shareholders’ equity	$7,807,953			$7,610,730

Net interest income and margin (tax equivalent)		$144,613	3.99%		$137,815	3.90%